RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
24. RELATED PARTY TRANSACTIONS

Historically, the Combined Entity and the Dropdown Predecessor was an integrated part of Golar. As such, the Bermudan and London office locations of Golar have provided general and corporate management services for the Combined Entity and Dropdown Predecessor as well as other Golar entities and operations. Consequently, for the purpose of the combined statement of operations this includes allocations for administrative expenses, other financial items as described in note 2 which are excluded from the disclosures below:

Net expenses (income) from related parties:

(in thousands of $)	2011	2010	2009
Transactions with Golar and affiliates:
Management and administrative services fees (a)	1,576	-	-
Ship management fees (b)	3,096	3,051	3,157
Interest expense on Golar LNG vendor financing loan (c)	3,085	-	-
Total	7,757	3,051	3,157

Receivables (payables) from related parties:

As of December 31, 2011 and 2010 balances with related parties consisted of the following:

(in thousands of $)	2011	2010
Trading balances due to Golar and affiliates (d)	3,076	18,455
Golar LNG vendor financing loan (c)	(222,310)	-
	(219,234)	18,455

(a) Management and administrative services agreement - On March 30, 2011, the Partnership entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to the Partnership certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management's costs and expenses incurred in connection with providing these services. The Partnership may terminate the agreement by providing 120 days written notice.

(b) Ship management fees - Golar and certain of its affiliates charged ship management fees to the Partnership for the provision of technical and commercial management of the vessels. Each of the Partnership's vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS (“Golar Wilhelmsen”), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.

(c) Golar LNG vendor financing loan - In October 2011, in connection with the purchase of the Golar Freeze, the Partnership entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a payment of $222.3 million due in October 2014 (see note 20).

(d) Trading balances -Receivables and payables with Golar and its affiliates are comprised primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when the Partnership pays an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears. Trading balances due to Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of the Partnership including ship management and administrative service fees due to Golar.

(e) $20 million revolving credit facility- On April 13, 2011, the Partnership entered into a $20.0 million revolving credit facility with Golar.  The facility matures in December 2014 and is unsecured and interest-free. As of December 31, 2011, the Partnership had not borrowed under the facility.

(f)  Dividends to China Petroleum Corporation - During the years ended December 31, 2011, 2010 and 2009, Faraway Maritime Shipping Co., which is 60% owned by the Partnership and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $2.4 million, $3.1 million and $1.4 million, respectively.

(g) Acquisition of the Golar Freeze - On October 19, 2011, the Partnership acquired Golar's 100% ownership interest in certain subsidiaries which own and operate the Golar Freeze and hold the secured bank debt. The purchase consideration was $330 million for the vessel and $9 million of working capital adjustments net of the assumed bank debt of $108 million, resulting in total purchase consideration of approximately $231 million of which $222.3 million was financed by vendor financing in the form of the Golar LNG vendor financing loan, further described in paragraph (c) above. This transaction was concluded between entities under common control and, thus, the net assets acquired were recorded at historic book value. The Board of Directors of the Partnership (“the Board”) and the Conflicts Committee of the Board (“the Conflicts Committee”) have approved the purchase price and vendor financing. The Conflicts Committee retained a financial advisor, DnB Nor Markets, to assist with its evaluation of the transaction. The excess of the purchase price over the book value of the net assets acquired of $165.8 million has been accounted for as an equity distribution to Golar as set forth in the table below:

(in millions of $)	2011
Purchase consideration		231.3
Less: Net assets of Golar Freeze acquired
- Vessel – historic book value	166.0
- Loan debt assumed	(108.0)
- Other net assets	7.5
Subtotal		(65.5)
Net impact to equity of purchase of Golar Freeze		165.8

Purchase options

Under the Omnibus Agreement signed on April 13, 2011, the Partnership has the right to purchase the vessels, the Golar Freeze and the Nusantara Regas Satu from Golar. In October 2011, the Partnership acquired the Golar Freeze from Golar.  The Partnership also has the option to purchase the Nusantara Regas Satuupon completion of its FSRU retrofitting and the acceptance by its charterer, upon reaching an agreement with Golar regarding the vessel's purchase price. As of December 31, 2011, the option to purchase the Nusantara Regas Satu had not been exercised.

Indemnifications and guarantees

Tax lease indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify the Partnership in the event of any liabilities in excess of scheduled or final settlement amounts arising from leasing arrangements and the termination thereof.

Environmental and other indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify the Partnership until April 13, 2016, against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to the Partnership to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5 million.

In addition, pursuant to the Omnibus Agreement, Golar agreed to indemnify the Partnership for any defects in title to the assets contributed or sold to the Partnership and any failure to obtain, prior to April 13, 2011, certain consents and permits necessary to conduct the Partnership's business, which liabilities arise within three years after the closing of the IPO on April 13, 2011.

Acquisition of Golar Freeze

Under the Purchase, Sale and Contribution Agreement entered into between Golar and the Partnership on October 19, 2011, Golar has agreed to indemnify the Partnership with respect to the Golar Freeze in the same manner described in the two paragraphs set forth above pursuant to the Omnibus Agreement.